Rule 497(e)
                                              File Nos. 333-15119 and 811-07893

                     SUPPLEMENT DATED FEBRUARY 24, 1997 TO
                       PROSPECTUS DATED NOVEMBER 25, 1996

                                      FOR

                           CITISELECTSM VIP FOLIO 200
                           CITISELECTSM VIP FOLIO 300
                           CITISELECTSM VIP FOLIO 400
                           CITISELECTSM VIP FOLIO 500


The paragraph entitled "Small capitalization growth securities" appearing in the "Management - Investment Manager" section on page 11 of the Prospectus is replaced with the following:

Small capitalization growth securities
Linda J. Intini, Vice President, has been responsible for the daily management of small cap growth securities since February 1997. Ms. Intini has over nine years of experience specializing in the management of small cap equities, including over $300 million of Citibank's small cap portfolios for trusts and individuals. Prior to joining Citibank, she was a Portfolio Manager and Research Analyst with Manufacturers Hanover in the Special Equity area. She also specialized in equity research at Eberstadt Fleming.

                                ---------------

The paragraph entitled "Large capitalization value securities" appearing in the "Management - Investment Manager" section on page 11 of the Prospectus is replaced with the following:

Large capitalization value securities
Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, Pennsylvania 19428. Miller Anderson has been a registered investment adviser since 1974. Morgan Stanley Asset Management Holdings, Inc., an indirect wholly-owned subsidiary of Morgan Stanley Group Inc., owns 95% of the interests in Miller Anderson. On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Dean Witter, Discover & Co. is a financial services company with three major businesses: full service brokerage, credit services and asset management. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Miller Anderson will be a subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

Robert Marcin, CFA, Partner, has been responsible for the daily management of large cap value securities since the Funds' inception. Mr. Marcin has been with Miller Anderson since 1988.

                                                                    Rule 497(e)
                                              File Nos. 333-15119 and 811-07893

                     SUPPLEMENT DATED FEBRUARY 24, 1997 TO
                       PROSPECTUS DATED NOVEMBER 25, 1996

                                      FOR

                       LANDMARK SMALL CAP EQUITY VIP FUND


The third paragraph appearing in the "Management - Investment Manager" section on page 6 of the Prospectus is replaced with the following:

      Linda J. Intini has managed the Fund since February 1997. Ms. Intini has over nine years of experience specializing in the management of small cap equities, including over $300 million of Citibank's small cap portfolios for trusts and individuals. Prior to joining Citibank, she was a Portfolio Manager and Research Analyst with Manufacturers Hanover in the Special Equity area. She also specialized in equity research at Eberstadt Fleming.